                                                                    Exhibit 99.1

                        CONSENT AND LETTER OF TRANSMITTAL

                     To Exchange Notes and Furnish Consents

                          in Respect of the Outstanding

            12-3/8% Series A and B Senior Subordinated Notes due 2006

                                       of

                            GOLDEN SKY SYSTEMS, INC.

                       CUSIP Nos. 381187AA1 and 381187AB9

           Pursuant to the Prospectus dated as of _____________, 2001


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
_____________, 2001, UNLESS FURTHER EXTENDED (THE "EXCHANGE OFFER EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS (AS DEFINED HEREIN) TO THE PROPOSED AMENDMENTS TO THE GOLDEN SKY SYSTEMS NOTES INDENTURE (AS DEFINED HEREIN) PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE IN ORDER TO RECEIVE THE PEGASUS SATELLITE NOTES (AS DEFINED HEREIN). HOLDERS OF NOTES MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CONSENT EXPIRATION DATE IN ORDER TO RECEIVE THE CONSENT PAYMENT. THE CONSENT EXPIRATION DATE IS _____________, 2001, IF ON SUCH DATE THE EXCHANGE AGENT HAS RECEIVED DULY EXECUTED AND UNREVOKED CONSENTS TO THE PROPOSED AMENDMENTS FROM HOLDERS REPRESENTING A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF SUCH NOTES THEN OUTSTANDING (THE "REQUISITE CONSENTS"), OR SUCH LATER DATE THAT THE EXCHANGE AGENT SHALL HAVE FIRST RECEIVED THE REQUISITE CONSENTS. THE COMPANY INTENDS TO EXTEND THE EXCHANGE OFFER, IF NECESSARY, SO THAT THE EXCHANGE OFFER EXPIRATION DATE FOR THE EXCHANGE OFFER OCCURS NO EARLIER THAN FIVE BUSINESS DAYS FOLLOWING THE CONSENT EXPIRATION DATE. CONSENTS MAY BE REVOKED AND TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE CONSENT EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY HEREIN). THE CONSUMMATION OF THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS CONDITIONED UPON SATISFACTION OF, AMONG OTHER THINGS, THE MINIMUM TENDER CONDITION AND THE REQUISITE CONSENT CONDITION. THESE CONDITIONS ARE DESCRIBED IN THE PROSPECTUS.
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                             The Exchange Agent is:

                 State Street Bank and Trust Company of Missouri

By Mail:                                    By Hand/Overnight Courier:               New York Drop:
State Street Bank and Trust Company         State Street Bank and Trust Company      State Street Bank and Trust Company
Corporate Trust Department                  Corporate Trust Window                   Corporate Trust Department
P.O. Box 778                                Fifth Floor                              61 Broadway, 15th Floor
Boston, MA  02102-0778                      2 Avenue De Lafayette                    New York, NY  10006
                                            Boston, MA 02111-1724
                                                                                     Telephone:   617-662-1548
                                                                                     Fax:  617-662-1452

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges that it has received and reviewed the prospectus (the "Prospectus") dated as of __________, 2001, of Pegasus Satellite Communications, Inc., a Delaware corporation (the "Company"), and this Consent and Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus shall constitute the Company's (i) offer to exchange (the "Exchange Offer") $1,000 principal amount of its 12-3/8% senior notes due 2006 (the "Pegasus Satellite Notes") for each $1,000 principal amount of Golden Sky Systems, Inc.'s ("Golden Sky Systems") outstanding 12-3/8% Series A and B senior subordinated notes due 2006 (the "Golden Sky Systems Notes"), and (ii) solicitation (the "Consent Solicitation") of consents to certain amendments (the "Proposed Amendments"), as further described in the Prospectus, to the indenture pursuant to which the Golden Sky Systems Notes were issued (the "Golden Sky Systems Notes Indenture") in return for a payment (the "Consent Payment") of $5.00 in cash for each $1,000 in principal amount of Golden Sky Systems Notes validly tendered on the Consent Expiration Date. Recipients of the Prospectus should read the requirements described therein with respect to their eligibility to participate in the Exchange Offer.

         The undersigned hereby tenders to the Company the Golden Sky Systems Notes described in the box entitled "Description of Golden Sky Systems Notes" below and/or consents to the Proposed Amendments with respect to the Golden Sky Systems Notes so described pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned hereby represents that it is the registered owner of all of the Golden Sky Systems Notes so described and that it has received from each beneficial owner of Golden Sky Systems Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal instructing the undersigned to take the actions and authorizing the undersigned to make certain representations, on behalf of the Beneficial Owner, with respect to such Beneficial Owner described in this Letter of Transmittal.

         This Letter of Transmittal is to be used by a holder of Golden Sky Systems Notes (i) (a) if certificates representing Golden Sky Systems Notes are to be forwarded herewith, (b) if delivery of Golden Sky Systems Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption The Exchange Offers and Consent Solicitations--Procedures for Tendering and Exchanging, or (c) if a tender is made pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption The Exchange Offers and Consent Solicitations--Guaranteed Delivery Procedures, and (ii) such holder desires to consent to the Proposed Amendments and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

         The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the box entitled "Beneficial Owner(s)--Residence."

         Any beneficial owner whose Golden Sky Systems Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender and consent should contact such registered holder of Golden Sky Systems Notes promptly and instruct such registered holder of Golden Sky Systems Notes to tender and consent on behalf of the beneficial owner. If such beneficial owner wishes to tender and consent on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Golden Sky Systems Notes, either make appropriate arrangements to register ownership of the Golden Sky Systems Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Golden Sky Systems Notes. The transfer of record ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a holder of Golden Sky Systems Notes must (i) complete the box entitled "Description of Golden Sky Systems Notes," (ii) complete the box entitled "Beneficial Owner(s)--Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions, Special Delivery Instructions, and Special Payment Instructions,
(iv) sign the Letter of Transmittal by completing the box entitled "Sign Here," and (v) complete the Substitute Form W-9. No holder of Golden Sky Systems Notes may withdraw a tender of Golden Sky Systems Notes or revoke a consent after the Consent Expiration Date, unless the Exchange Offer is terminated without any Golden Sky Systems Notes being exchanged thereunder. See The Exchange Offers and Consent Solicitations - Withdrawal of Tenders and Revocation of Consents in the Prospectus. Holders of Golden Sky Systems Notes who do not tender their Golden Sky Systems Notes and deliver their consent prior to the Exchange Offer Expiration Date will not receive Pegasus Satellite Notes.

         Holders of Golden Sky Systems Notes who desire to tender their Golden Sky Systems Notes for exchange and (i) whose Golden Sky Systems Notes are not immediately available or (ii) who cannot deliver their Golden Sky Systems Notes, this Letter of Transmittal and all other documents required to be delivered hereby to the Exchange Agent on or prior to the Exchange Offer Expiration Date must tender their Golden Sky Systems Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption The Exchange Offers and Consent Solicitations--Guaranteed Delivery Procedures. See Instruction 2.

         Holders of Golden Sky Systems Notes who desire to tender their Golden Sky Systems Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Golden Sky Systems Notes" and sign this Letter of Transmittal by completing box below entitled "Sign Here." If only those columns are completed, such holder of Golden Sky Systems Notes will have tendered for exchange and furnished consent with respect to all Golden Sky Systems Notes listed in column (3) below. If a holder of Golden Sky Systems Notes desires to tender for exchange and, consequently, furnish consent with respect to, less than all of such holder's Golden Sky Systems Notes, column (4) must be completed in full. In such case, such holder of Golden Sky Systems Notes should refer to Instruction 6.

         Holders who desire to tender their Golden Sky Systems Notes pursuant to the Exchange Offer and receive Pegasus Satellite Notes and the Consent Payment are required to consent to the Proposed Amendments with respect to such Golden Sky Systems Notes to be tendered. The completion, execution and delivery of this Letter of Transmittal constitutes a Consent to the Proposed Amendments with respect to such Golden Sky Systems Notes tendered for exchange. Holders of Golden Sky Systems Notes may not tender Golden Sky Systems Notes without consenting to the Proposed Amendments with respect to such Golden Sky Systems Notes tendered for exchange.

                     DESCRIPTION OF GOLDEN SKY SYSTEMS NOTES

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                                 (1)                                            (2)                  (3)                  (4)
                                                                                                                       Principal
                                                                                                                        Amount
                                                                                                                       Tendered
                                                                                                                          For
                                                                                                                       Exchange
                                                                                                                       and as to
                                                                                                                    which Consents
                                                                                                  Aggregate          are Furnished
                                                                                                  Principal              (must
                Name(s) and Address(es) of Registered                                               Amount               be in
     Holder(s) of Golden Sky Systems Note(s), exactly as name(s)                                 Represented           integral
         appear(s) on Golden Sky Systems Note Certificate(s)                Certificate               by               multiples
                      (Please fill in, if blank)                             Number(s)        Certificate(s) (1)    of $1,000) (2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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                           Total Principal
                              Amount of
                  Golden Sky Systems Notes Tendered:
------------------------------------------------------------------------------------------------------------------------------------
1. Unless otherwise indicated in the column "Principal Amount Tendered For Exchange and as to which Consents are Furnished," any tendering holder of Golden Sky Systems Notes will be deemed to have tendered the entire aggregate principal amount of Golden Sky
   Systems Notes represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
2. The minimum permitted tender for exchange is $1,000 in principal amount of Golden Sky Systems Notes. All other tenders for exchange must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED GOLDEN SKY SYSTEMS NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED GOLDEN SKY SYSTEMS NOTES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):



Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________


[ ] CHECK HERE IF CONSENTS ARE BEING FURNISHED AND TENDERED GOLDEN SKY SYSTEMS NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Golden Sky Systems Note(s):________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Window Ticket Number (if available):____________________________________________

Name of Eligible Institution that Guaranteed Delivery and Consent:______________

Account Number (if delivered by book-entry transfer):___________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

[ ] CHECK HERE IF YOU ARE CONSENTING TO THE PROPOSED AMENDMENTS BUT NOT
    TENDERING GOLDEN SKY SYSTEMS NOTES PURSUANT TO THE EXCHANGE OFFER.

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                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 7, 8 and 9)

     To be completed ONLY (i) if the Pegasus Satellite Notes issued in exchange for Golden Sky Systems Notes, certificates for Golden Sky Systems Notes in a principal amount not exchanged for Pegasus Satellite Notes, or Golden Sky Systems Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Golden Sky Systems Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name____________________________________________________________________________
                             (Please Type or Print)

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)


________________________________________________________________________________
               (Taxpayer Identification or Social Security Number)

     Credit Golden Sky Systems Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

________________________________________________________________________________
                                (Account Number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 7, 8 and 9)

     To be completed ONLY if the Pegasus Satellite Notes issued in exchange for Golden Sky Systems Notes, certificates for Golden Sky Systems Notes in a principal amount not exchanged for Pegasus Satellite Notes, or Golden Sky Systems Notes (if any) not tendered for exchange, are to be mailed or delivered
(i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name____________________________________________________________________________
                             (Please Type or Print)

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
               (Taxpayer Identification or Social Security Number)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 7, 8 and 9)

To be completed ONLY if the Consent Payment is to be made to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name____________________________________________________________________________
                             (Please Type or Print)

Address_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

                               (Complete Form W-9)

Wire Transfer Instructions______________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

              (Taxpayer Identification or Social Security Number)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  BENEFICIAL OWNER(S) -- RESIDENCE
------------------------------------------------------------------------------------------------------------------------------------
      State of Domicile/Principal Place of business of                     Principal Amount of Golden Sky Systems Notes
      Each Beneficial Owner of Golden Sky Systems Notes                       Held for Account of Beneficial Owner(s)
________________________________________________________________        ____________________________________________________________

________________________________________________________________        ____________________________________________________________

________________________________________________________________        ____________________________________________________________

________________________________________________________________        ____________________________________________________________

________________________________________________________________        ____________________________________________________________

________________________________________________________________        ____________________________________________________________

________________________________________________________________        ____________________________________________________________

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

                             CERTIFICATE OF EXCHANGE

                  Re: Golden Sky Systems, Inc.'s 12-3/8% Series A and B Senior Subordinated Notes due 2006

                  The undersigned is the registered holder of the Golden Sky Systems Notes and (i) tenders the Golden Sky Systems Notes or interest in such Golden Sky Systems Notes specified in "Description of Golden Sky Systems Notes" in exchange for the Pegasus Satellite Notes and (ii) gives consents (the "Consent") to the Proposed Amendments with respect to such Golden Sky Systems Notes in return for the Consent Payment.

Capitalized terms used but not defined herein shall have the meanings given by the Letter of Transmittal.


                                          ______________________________________
                                                     (Please Print Name)


                                          By:___________________________________
                                             Name:
                                             Title:

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Pursuant to the Exchange Offer and Consent Solicitation, upon the terms and subject to the conditions set forth in the Prospectus and this Consent and Letter of Transmittal, the undersigned hereby tenders to the Company for exchange (unless otherwise indicated above) and Consents to the Proposed Amendments with respect to the Golden Sky Systems Notes indicated above.

         If the undersigned has checked the box above indicating that the undersigned is consenting to the Proposed Amendments but not tendering Golden Sky Systems Notes, all references to tendered Golden Sky Systems Notes will be deemed to refer to the Golden Sky Systems Notes described herein, and all statements to the effect that any such Golden Sky Systems Notes are being tendered shall be inoperative.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Golden Sky Systems Notes tendered for exchange herewith, the undersigned (i) will have irrevocably sold, assigned, transferred and exchanged to the Company all right, title and interest in, to and under all of the Golden Sky Systems Notes tendered for exchange hereby, (ii) hereby will have consented to each of the Proposed Amendments with respect to all such Golden Sky Systems Notes tendered for exchange and (iii) hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Golden Sky Systems Notes with respect to such Golden Sky Systems Notes, with full power of substitution to (a) deliver certificates representing such Golden Sky Systems Notes, or transfer ownership of such Golden Sky Systems Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (b) present and deliver such Golden Sky Systems Notes for transfer on the books of the Company, (c) Consent to the Proposed Amendments with respect to such Golden Sky Systems Notes, and (d) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Golden Sky Systems Notes, all in accordance with the terms of the Exchange Offer and Consent Solicitation. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Golden Sky Systems Notes tendered for exchange hereby; (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Golden Sky Systems Notes and (iii) that when such Golden Sky Systems Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of, and deliver Consents to the Proposed Amendments with respect to, the Golden Sky Systems Notes tendered for exchange hereby.

         For purposes of the Exchange Offer and Consent Solicitation, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Golden Sky Systems Notes and accepted validly delivered Consents to the Proposed Amendments with respect to such Golden Sky Systems Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Golden Sky Systems Notes pursuant to the Exchange Offer may be withdrawn and Consent to the Proposed Amendments may be revoked at any time prior to, but not after, the Consent Expiration Date, unless the Exchange Offer is terminated without any Golden Sky Systems Notes being exchanged thereunder. See The Exchange Offers and Consent Solicitations -- Withdrawal of Tenders and Revocation of Consents in the Prospectus. The undersigned further understands that tendered Golden Sky Systems Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time on or prior to the Consent Expiration Date. The withdrawal of tendered Golden Sky Systems Notes prior to the Consent Expiration Date in accordance with the procedures set forth hereunder will effect a revocation of the related Consent. In order for a holder to revoke a Consent, such holder must withdraw the related tendered Golden Sky Systems Notes. The undersigned understands that Golden Sky Systems intends to execute a supplemental indenture (the "Supplemental Indenture") promptly following the Consent Expiration Date, if the Requisite Consents have been received and that such Supplemental Indenture will be binding upon each holder whether or not such holder delivers a Consent.

         The undersigned acknowledges that the Company's acceptance of Golden Sky Systems Notes validly tendered for exchange and Consents validly delivered with respect to such Golden Sky Systems Notes pursuant to any one of the procedures described in the section of the Prospectus entitled The Exchange Offers and Consent Solicitations and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation.

         The Exchange Offer and Consent Solicitation are subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption The Exchange Offers and Consent Solicitations--Conditions of the Exchange Offers and Consent Solicitations. The undersigned recognizes that as a result of such conditions the Company may not be required to accept the Golden Sky Systems Notes properly tendered hereby. In such an event, tendered Golden Sky Systems Notes not accepted for purchase will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the applicable Exchange Offer Expiration Date or the date on which the Exchange Offer is terminated without any Golden Sky Systems Notes being purchased thereunder.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Golden Sky Systems Notes not accepted for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the applicable box entitled "Special Delivery Instructions," please mail any certificates for Golden Sky Systems Notes not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Pegasus Satellite Notes issued in exchange for the Golden Sky Systems Notes accepted for exchange in the name(s) of, and return any Golden Sky Systems Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Golden Sky Systems Notes from the name of the holder of Golden Sky Systems Note(s) thereof if the Company does not accept for exchange any of the Golden Sky Systems Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to the Pegasus Satellite Note(s).

         IN ORDER TO VALIDLY TENDER GOLDEN SKY SYSTEMS NOTES FOR EXCHANGE AND VALIDLY DELIVER A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH GOLDEN SKY SYSTEMS NOTES, HOLDERS OF GOLDEN SKY SYSTEMS NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL, UNLESS, IN THE CASE OF BOOK-ENTRY TRANSFER, INSTRUCTIONS ARE BEING TRANSMITTED THROUGH THE DTC AUTOMATED TENDER OFFER PROGRAM ("ATOP").

         Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of, and delivery of Consents to Proposed Amendments with respect to, Golden Sky Systems Notes are irrevocable.

--------------------------------------------------------------------------------
                                    SIGN HERE

                     _______________________________________
                            Signature(s) of Owner(s)

                  Dated: ________________________________,2001

Must be signed by the registered holder(s) of Golden Sky Systems Notes exactly as name(s) appear(s) on certificate(s) representing the Golden Sky Systems Notes or on a security position listing or by person(s) authorized to become registered Golden Sky Systems holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 7).

              Name(s):____________________________________________

              ____________________________________________________
                                 (Please Print)

              Capacity (full title):______________________________

              ____________________________________________________

              Address:____________________________________________

              ____________________________________________________

              ____________________________________________________
                               (Include Zip Code)

      Principal place of business (if different from address listed above):

              ____________________________________________________
                               (Include Zip Code)

               Area Code and Telephone No.: (____) _______________

                 Tax Identification or Social Security Numbers:

              ____________________________________________________
                       Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

              Authorized Signature:_______________________________

              Dated:______________________________________________

              Name and Title:_____________________________________
                                 (Please Print)

              Name and Title:_____________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND
                              CONSENT SOLICITATION

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule l7Ad-l5 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a. The Securities Transfer Agents Medallion Program (STAMP)

         b. The New York Stock Exchange Medallion Signature Program (MSP)

         c. The Stock Exchange Medallion Program (SEMP)

         Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Golden Sky Systems Notes tendered herewith and such registered holder(s) have not completed any of the boxes entitled "Special Issuance Instructions," "Special Delivery Instructions," or "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Golden Sky Systems Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. Delivery of this Letter of Transmittal, Consents to the Proposed Amendments and Golden Sky Systems Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Golden Sky Systems Notes
(i) (a) if certificates are to be forwarded herewith or (b) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled The Exchange Offers and Consent Solicitations and (ii) if instructions are not being transmitted through ATOP. Certificates for all physically tendered Golden Sky Systems Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an agent's message (as defined in the Prospectus) in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date. Holders must tender Golden Sky Systems Notes and deliver Consents on or prior to 5:00 p.m., New York City time, on the Consent Expiration Date to receive the Consent Payment. Holders of Golden Sky Systems Notes who elect to tender Golden Sky Systems Notes and (i) whose Golden Sky Systems Notes are not immediately available or (ii) who cannot deliver the Golden Sky Systems Notes and the Consents to the Proposed Amendments with respect thereto, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, must tender their Golden Sky Systems Notes according to the guaranteed delivery procedures set forth in the section of the Prospectus entitled The Exchange Offers and Consent Solicitations--Guaranteed Delivery Procedures. Holders may have such tender and delivery of such Consents effected if: (a) such tender and Consents are made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Golden Sky Systems Notes, the certificate number(s) of such Golden Sky Systems Notes and the principal amount of Golden Sky Systems Notes tendered for exchange and with respect to which Consents to the Proposed Amendments are given, stating that tender is being made and Consents are being delivered thereby and guaranteeing that, within three New York Stock Exchange trading days after the Exchange Offer Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Golden Sky Systems Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (e) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Golden Sky Systems Notes with respect to which Consents to the Proposed Amendments have been furnished, in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Exchange Offer Expiration Date.

         THE METHOD OF DELIVERY OF GOLDEN SKY SYSTEMS NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH THE ATOP, IS AT THE ELECTION

AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY SHALL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXCHANGE OFFER EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL, THE AGENT'S MESSAGE, THE NOTICE OF GUARANTEED DELIVERY, BOOK-ENTRY CONFIRMATION NOR ANY GOLDEN SKY SYSTEMS NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         No alternative, conditional or contingent tenders or Consents will be accepted. All tendering holders of Golden Sky Systems Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or the agent's message, waive any right to receive notice of the acceptance of their Golden Sky Systems Notes for exchange.

         3. Consents to Proposed Amendments. A valid Consent to the Proposed Amendments may be given only by the holder or by its attorney-in-fact. A beneficial owner who is not a holder must arrange with the holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to Consent to the Proposed Amendments on behalf of such holder or become a holder. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Golden Sky Systems Notes who wishes to make book-entry delivery of such Golden Sky Systems Notes as described above and who wishes to Consent to the Proposed Amendments must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the proxy attached thereto.

         4. Inadequate Space. If the space provided in the box entitled "Description of Golden Sky Systems Notes" above is inadequate, the certificate numbers and principal amounts of the Golden Sky Systems Notes being tendered should be listed on a separate signed schedule affixed hereto.

         5. Withdrawals and Revocations. A tender of Golden Sky Systems Notes may be withdrawn and Consents to the Proposed Amendments may be revoked at any time until 5:00 p.m., New York City time, on the Consent Expiration Date. Golden Sky Systems Notes tendered may not be withdrawn at any time after the Consent Expiration Date unless the Exchange Offer is terminated without any Golden Sky Systems Notes being purchased thereunder. See The Exchange Offers and Consent Solicitations - Withdrawal of Tenders and Revocation of Consents in the Prospectus. In the event of such a termination, all tendered Golden Sky Systems Notes will be returned to the tendering holder as promptly as practicable. The withdrawal of Golden Sky Systems Notes prior to the Consent Expiration Date in accordance with the procedures set forth hereunder will effect a revocation of the Consent. In order for a holder to revoke a Consent, such holder must withdraw the tendered Golden Sky Systems Notes.

         To be effective, a written or facsimile transmission (or delivered by hand or by mail) notice of withdrawal of a tender or revocation of a Consent must (i) be timely received by the Exchange Agent at one of its addresses set forth on the front cover page hereof, (ii) specify the name of the person having tendered the Golden Sky Systems Notes to be withdrawn or as to which Consents are revoked, the principal amount of such Golden Sky Systems Notes to be withdrawn and, if certificates for Golden Sky Systems Notes have been tendered, the name of the registered holder(s) of such Golden Sky Systems Notes as set forth in such certificates, if different from that of the person who tendered such Golden Sky Systems Notes, (iii) identify the Golden Sky Systems Notes to be withdrawn or to which the notice of revocation relates and (iv) (a) be signed by the holder in the same manner as the original signature on this Letter of Transmittal or Notice of Guaranteed Delivery (as the case may be) by which such Golden Sky Systems Notes were tendered (including any required signature guarantees) or (b) be accompanied by evidence satisfactory to the Company and the Exchange Agent that the holder withdrawing such tender or revoking such Consents has succeeded to beneficial ownership of such Golden Sky Systems Notes. If certificates representing Golden Sky Systems Notes to be withdrawn or Consents to be revoked have been delivered or otherwise identified to the Exchange Agent, then the name of the registered holder and the serial numbers of the particular certificate evidencing the Golden Sky Systems Notes to be withdrawn or Consents to be revoked and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Golden Sky Systems Notes tendered by an Eligible Institution (in which case no signature guarantee shall be required), must also be so furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Golden Sky Systems Notes. If Golden Sky Systems Notes have been tendered or if Consents have been delivered pursuant to the procedures for book-entry transfer as set forth herein, any notice of withdrawal or revocation of Consent must also specify the name and number of the account at DTC to be credited with the withdrawn Golden Sky Systems Notes. Any Golden Sky Systems Notes so withdrawn will thereafter be deemed not validly tendered and any

Consents with respect to such Golden Sky Systems Notes will thereafter be deemed not validly delivered for purposes of the Exchange Offer and Consent Solicitation and no Pegasus Satellite Notes will be issued and no Consent Payment or accrued interest will be paid with respect thereto unless the Golden Sky Systems Notes so withdrawn are validly retendered and the Consents with respect to such Golden Sky Systems Notes are validly redelivered. Properly withdrawn Golden Sky Systems Notes may be retendered and properly revoked Consents with respect to such Golden Sky Systems Notes may be redelivered by following one of the procedures described in the section of the Prospectus entitled The Exchange Offers and Consent Solicitations--Procedures for Tendering and Consenting at any time prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date.

         6. Partial Tenders. Tenders of Golden Sky Systems Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made and Consents are to be delivered with respect to less than the entire principal amount of any Golden Sky Systems Notes, fill in the principal amount of Golden Sky Systems Notes which are tendered for exchange and with respect to which Consents are delivered in column (4) of the box entitled "Description of Golden Sky Systems Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange and, consequently, a partial Consent, a new certificate, in fully registered form, for the remainder of the principal amount of the Golden Sky Systems Notes, will be sent to the holders of Golden Sky Systems Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

         7. Signatures on this Letter of Transmittal, Assignment and
Endorsements.

         (a) The signature(s) of the holder of Golden Sky Systems Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Golden Sky Systems Notes without alteration, enlargement or any change whatsoever.

         (b) If tendered Golden Sky Systems Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Golden Sky Systems Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Golden Sky Systems Notes listed and transmitted hereby, no endorsements of Golden Sky Systems Notes or bond powers are required. If, however, Golden Sky Systems Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Golden Sky Systems Notes, then the Golden Sky Systems Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Golden Sky Systems Notes appear(s) on the Golden Sky Systems Notes. Signatures on such Golden Sky Systems Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Golden Sky Systems Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Golden Sky Systems Notes listed, the Golden Sky Systems Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Golden Sky Systems Notes appear(s) on the certificates. Signatures on such Golden Sky Systems Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         8. Transfer Taxes. Except as set forth in this Instruction 8, the Company will pay all transfer taxes, if any, applicable to the exchange of Golden Sky Systems Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Golden Sky Systems Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder. The Company will not pay any taxes imposed as a result of a holder's acceptance of the Consent Payment.

         9. Special Issuance, Delivery, and Payment Instructions. If the Pegasus Satellite Notes are to be issued, or if any Golden Sky Systems Notes not tendered for exchange are to be issued or sent, or if any Consent Payment with respect to any Golden Sky Systems Notes tendered for exchange to someone other than the holder of Golden Sky Systems Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Golden Sky Systems Notes tendering Golden Sky Systems Notes by book-entry transfer may request that Golden Sky Systems Notes not accepted be credited to such account maintained at DTC as such holder of Golden Sky Systems Notes may designate.

         10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance, revocation and withdrawal of tendered Golden Sky Systems Notes and delivered Consents with respect thereto will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Golden Sky Systems Notes not properly tendered, any and all Consents not properly delivered or any Golden Sky Systems Notes the Company's acceptance of which and the subsequent issuance of Pegasus Satellite Notes would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender or Consents as to particular Golden Sky Systems Notes. The Company's interpretation of the terms and conditions of the Exchange Offer and Consent Solicitation (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of and delivery of Consents with respect to Golden Sky Systems Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of and/or delivery of Consents with respect to Golden Sky Systems Notes, neither the Company, the Dealer Managers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of and delivery of Consents with respect to Golden Sky Systems Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Golden Sky Systems Notes received by the Exchange Agent that are not properly tendered or with respect to which Consents are not properly delivered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering and consenting holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Exchange Offer Expiration Date.

         11. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under The Exchange Offers and Consent Solicitations--Conditions of the Exchange Offers and Consent Solicitations in the Prospectus in the case of any Golden Sky Systems Notes tendered and with respect to which Consents have been delivered (except as otherwise provided in the Prospectus).

         12. Mutilated, Lost, Stolen or Destroyed Golden Sky Systems Notes. Any tendering and consenting Holder whose Golden Sky Systems Notes have been mutilated, lost, stolen or destroyed should contact the Golden Sky Systems Notes trustee at the address listed below for further instructions:

                       State Street Bank and Trust Company
                           Corporate Trust Department
                                  P.O. Box 778
                              Boston, MA 02102-0778

         13. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent as set forth below:

                             The Information Agent:

                              Georgeson Shareholder
                      111 Commerce Road, Carlstadt NJ 07072
                     Banks and Brokers call: (201) 896-1900
                           All others call toll free:
                                  888-373-0391


         Important: This Letter of Transmittal (or a facsimile thereof, if applicable) or an agent's message, in the case of book-entry transfer, together with certificates, or confirmation of book-entry or the notice of guaranteed delivery, and all other required documents must be received by the Exchange

Agent prior to 5:00 p.m., New York City time, on the Consent Expiration Date with respect to holders wishing to receive the Consent Payment together with the Pegasus Satellite Notes. This Letter of Transmittal (or a facsimile thereof, if applicable) or an agent's message, in the case of book-entry transfer, together with certificates, or confirmation of book-entry or the notice of guaranteed delivery, and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date with respect to holders wishing to receive the Pegasus Satellite Notes (but not the Consent Payment).

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of Golden Sky Systems Notes whose tendered Golden Sky Systems Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Golden Sky Systems Notes is awaiting a TIN) and that (A) the holder of Golden Sky Systems Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Golden Sky Systems Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Golden Sky Systems Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Golden Sky Systems Notes may be subject to certain penalties imposed by the Internal Revenue Service.

         Certain holders of Golden Sky Systems Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Golden Sky Systems Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Golden Sky Systems Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The holder of Golden Sky Systems Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Golden Sky Systems Notes.

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
         OF 12-3/8% SERIES A AND B SENIOR SUBORDINATED NOTES DUE 2006 OF
                            GOLDEN SKY SYSTEMS, INC.

         The undersigned hereby acknowledges that it has received and reviewed the prospectus (the "Prospectus") dated as of __________, 2001, of Pegasus Satellite Communications, Inc., a Delaware corporation (the "Company"), and this Consent and Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus shall constitute the Company's (i) offer to exchange (the "Exchange Offer") $1,000 principal amount of its 12-3/8% senior notes due 2006 (the "Pegasus Satellite Notes") for each $1,000 principal amount of Golden Sky Systems, Inc.'s ("Golden Sky Systems") outstanding 12-3/8% Series A and B senior subordinated notes due 2006 (the "Golden Sky Systems Notes"), and (ii) solicitation (the "Consent Solicitation") of Consents to certain amendments (the "Proposed Amendments"), as further described in the Prospectus, to the indenture pursuant to which the Golden Sky Systems Notes were issued (the "Golden Sky Systems Notes Indenture") in return for a payment (the "Consent Payment") of $5.00 in cash for each $1,000 in principal amount of Golden Sky Systems Notes validly tendered on the Consent Expiration Date. Recipients of the Prospectus should read the requirements described therein with respect to their eligibility to participate in the Exchange Offer.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer and Consent Solicitation with respect to the Golden Sky Systems Notes held by you for the account of the undersigned.

         The aggregate face amount of the Golden Sky Systems Notes held by you for the account of the undersigned is (fill in amount):

         $__________________ of the Golden Sky Systems Notes.

         With respect to the Exchange Offer and Consent Solicitation, the undersigned hereby instructs you (check appropriate box):

         [ ] To TENDER and to deliver Consents with respect to the following Golden Sky Systems Notes held by you for the account of the undersigned (insert principal amount of Golden Sky Systems Notes to be tendered, if any):

         $__________________ of the Golden Sky Systems Notes.

         [ ] NOT to TENDER or to deliver Consents with respect to any Golden Sky Systems Notes held by you for the account of the undersigned.

         [ ] To DELIVER CONSENT but NOT to TENDER with respect to the following Golden Sky Systems Notes held by you for the account of the undersigned (insert applicable principal amount of Golden Sky Systems Notes):

         $__________________ of Golden Sky Systems Notes.

         If the undersigned instructs you to tender the Golden Sky Systems Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Golden Sky Systems Notes, including but not limited to the representations that the undersigned's principal residence is in the state of (fill in state) ____________; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of and delivery of Consents with respect to Golden Sky Systems Notes.


         The undersigned is the beneficial owner of Golden Sky Systems Notes and has instructed you to (i) tender the Golden Sky Systems Notes or interest in such Golden Sky Systems Notes specified in "Description of Golden Sky Systems Notes" for exchange for the Pegasus Satellite Notes and the Consent Payment and
(ii) give Consents to the Proposed Amendments with respect to such Golden Sky Systems Notes.

                                    SIGN HERE

Name of Beneficial Owner(s):____________________________________________________

________________________________________________________________________________

Signature(s):___________________________________________________________________

________________________________________________________________________________

Name(s) (please print):_________________________________________________________

________________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Principal place of business (if different from address listed above):___________

________________________________________________________________________________

________________________________________________________________________________

Telephone Number(s):____________________________________________________________

________________________________________________________________________________

Taxpayer Identification or Social Security Number(s):___________________________

________________________________________________________________________________

Date:___________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                           PAYER'S NAME:
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                                                                     Social Security Number
Form W-9
                                                                                             -------------------------
Department of the Treasury                  Part I-- PLEASE  PROVIDE YOUR TIN IN THE                     OR
Internal Revenue Service                    BOX AT RIGHT AND  CERTIFY BY SIGNING AND
                                            DATING BELOW.
Payer's Request for Taxpayer                                                               Employer Identification Number
Identification Number (TIN)
                                                                                              ------------------------
------------------------------------------------------------------------------------------------------------------------------------

Part II -- Certifications -- Under penalties of perjury, I certify that:

(1)  The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me)
     and

(2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that
     I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instruction -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the
IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Part III -- Awaiting TIN [ ]
------------------------------------------------------------------------------------------------------------------------------------

Name________________________________________________________________________________________________________________________________
                                                        (Please Print)

Address_____________________________________________________________________________________________________________________________

       _____________________________________________________________________________________________________________________________
                                                     (Including Zip Code)

Signature_______________________________________________________________________  Date______________________________________________
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a Taxpayer Identification Number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE___________________________________________  DATE______________________
--------------------------------------------------------------------------------